POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael E. Fleitz, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest
	Allstate Life of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable
Annuity B Series

Allstate RetirementAccess Variable
Annuity L Series

Allstate RetirementAccess Variable
Annuity X Series

Custom Portfolio Plus Variable Annuity

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity New York

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable Annuity	Intramerica Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933

Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2022.

/s/ Michael E. Fleitz
Michael E. Fleitz
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Dmitri Ponomarev, Chairman of the Board of Directors, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
NY Consultant Accumulator	Allstate Life of New York Variable Life Separate Account A	811-21250
NY Consultant Protector
NY TotalAccumulator
NY FutureVest

	Allstate Life of New York Separate Account A	811-07467

SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable

Annuity B Series

Allstate RetirementAccess Variable

Annuity L Series

Allstate RetirementAccess Variable

Annuity X Series

Custom Portfolio Plus Variable Annuity

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity New York

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

The Scudder Horizon Plan Variable Annuity	Intramerica Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933

Market Value Adjustment Contract	333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2022.

/s/ Dmitri Ponomarev
Dmitri Ponomarev
Chairman of the Board of Directors